SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act
March 26, 2010 Date of Report (Date of Earliest Event Reported) Commission File No. 0-29935 CROWN EQUITY HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada, USA	33-0677140
(State of Incorporation or organization)	(I.R.S. Employer Identification No.)

5440 West Sahara Suite 205, Las Vegas, NV 89146
(Address of principal executive offices)(Zip code)

Company’s telephone number, including area code: (702) 448-1543

ITEM 5.03 Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed in Crown Equity Holdings, Inc.'s (the "Company") Definitive Information Statement filed on Form 14C on March 1, 2010, the Company has amended and restated its Articles if Incorporation, a copy of which is attached hereto.

ITEM 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

3*	Amended and Restated Articles of Incorporation

__________
*filed herewith

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

March 30, 2010	CROWN EQUITY HOLDINGS INC.

	By:	/s/ Kenneth Bosket
Kenneth Bosket, CEO